UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 22, 2022, Carnival Corporation (together with Carnival plc, the “Company,” “we,” “us,” or “our”) closed its previously announced exchange of approximately $339 million in aggregate principal amount of Carnival Corporation’s outstanding 5.75% Convertible Senior Notes due 2023 (the “Existing Notes”) for $339 million in aggregate principal amount of Carnival Corporation’s new 5.75% Convertible Senior Notes due 2024 (the “New Notes” and such exchange, the “Exchange”). The New Notes have the same initial conversion price as the Existing Notes, representing no dilution to shareholders at scheduled maturity versus the Existing Notes, the same coupon and no upfront cost to the Company.

The New Notes were issued pursuant to an Indenture, dated as of August 22, 2022 (the “Indenture”), among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The New Notes will pay interest semi-annually on April 1 and October 1 of each year, beginning on October 1, 2022, and interest on the New Notes will accrue from April 1, 2022. The New Notes are senior unsecured obligations of Carnival Corporation and will mature on October 1, 2024, unless earlier converted, redeemed or repurchased. No sinking fund is provided for the New Notes.

The New Notes are fully and unconditionally guaranteed on a senior unsecured basis by Carnival plc and certain of Carnival Corporation’s and Carnival plc’s subsidiaries that guarantee substantially all of Carnival Corporation’s indebtedness (the “Subsidiary Guarantors”). In the future, each of Carnival Corporation’s or Carnival plc’s subsidiaries (other than the Subsidiary Guarantors) that becomes an issuer, borrower, obligor or guarantor under certain other indebtedness for borrowed money of Carnival Corporation, Carnival plc or any other Subsidiary Guarantor, in each case, in an aggregate principal amount in excess of $250 million, will guarantee the New Notes; provided, that any such subsidiary will not be required to become a guarantor if such subsidiary would not be required to provide a guarantee under certain of Carnival Corporation’s, Carnival plc’s, or any Subsidiary Guarantor’s capital markets indebtedness (excluding the Existing Notes).

The New Notes are convertible by holders, subject to the conditions described below, into cash, shares of the common stock, par value $0.01 per share, of Carnival Corporation (the “Common Stock”), or a combination thereof, at Carnival Corporation’s election. The initial conversion rate of the New Notes is 100.0000 shares of Common Stock per $1,000 principal amount of New Notes, equivalent to an initial conversion price of approximately $10.00 per share of Common Stock. The conversion rate is subject to customary anti-dilution adjustments but will not be adjusted for any accrued and unpaid interest. In addition, holders who elect to convert their New Notes in connection with certain corporate events or a notice of a tax redemption are, under certain circumstances, entitled to convert at an increased conversion rate.

The New Notes are convertible at any time until August 31, 2022. After August 31, 2022, the New Notes are convertible at any time prior to the close of business on the business day immediately preceding July 1, 2024 only under the following circumstances:

(1)	during any fiscal quarter of Carnival Corporation commencing after the fiscal quarter ending on August 31, 2022 (and only during such fiscal quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter of Carnival Corporation is greater than or equal to 130% of the conversion price on each applicable trading day;
(2)	during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of New Notes for each trading day if the measurement period was less than 98% of the product of the last reported sale price per share of Common Stock and the conversion rate on each such trading day;
(3)	prior to the close of business on the second scheduled trading day immediately preceding any tax redemption date; or
(4)	upon the occurrence of specified corporate events.

On or after July 1, 2024 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their New Notes at any time.

If Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may require Carnival Corporation to repurchase for cash all or any portion of their New Notes at a price equal to 100% of the principal amount of the New Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

Carnival Corporation may not redeem the New Notes after June 30, 2024. Carnival Corporation may redeem the New Notes, in whole but not in part, at any time on or prior to June 30, 2024, upon giving not less than 45 nor more than 65 scheduled trading days’ prior written notice to the holders of the New Notes, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the redemption date, if Carnival Corporation or any guarantor would have to pay any additional amounts on the New Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after April 1, 2020. Upon Carnival Corporation’s giving notice of a tax redemption, holders of the New Notes may elect not to have their New Notes redeemed, in which case such holders would not be entitled to receive any such additional amounts.

The Indenture provides for customary covenants and sets forth certain events of default after which the New Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Carnival Corporation, Carnival plc, any of our significant subsidiaries or any group of our subsidiaries that, taken together, would constitute a significant subsidiary after which the New Notes become automatically due and payable.

PJT Partners served as independent financial advisor to Carnival Corporation & plc.

The foregoing descriptions of the New Notes and the Indenture do not purport to be complete and are qualified in their entirety by reference to the Indenture (which includes the form of the New Note). A copy of the Indenture (which includes the form of the New Note) is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference in Items 1.01, 2.03 and 3.02.

The Issuer and Carnival plc offered the New Notes to certain holders of the Existing Notes in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The shares of Common Stock issuable upon conversion of the New Notes are expected to be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. The offer and sale of the New Notes to certain holders of the Existing Notes did not involve a public offering, the solicitation of offers for the New Notes was not done by any form of general solicitation or general advertising, and offers for the New Notes were only solicited from persons believed to be “qualified institutional buyers” within the meaning of Rule 144A promulgated under the Securities Act. The New Notes and any Common Stock that may be issued upon conversion of the New Notes will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the New Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the sale of the New Notes and the issuance of the Common Stock upon conversion of the New Notes is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On August 22, 2022, Carnival Corporation and Carnival plc issued a press release announcing the closing of the Exchange. A copy of the press release announcing the closing of the Exchange is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this Current Report on Form 8-K, including the Exhibits hereto (collectively, this “document”), as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Pricing	• Goodwill, ship and trademark fair values
• Booking levels	• Liquidity and credit ratings
• Occupancy	• Adjusted earnings per share
• Interest, tax and fuel expenses	• Return to guest cruise operations
• Currency exchange rates	• Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
• Estimates of ship depreciable lives and residual values

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, COVID-19. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of COVID-19, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;

•	events and conditions around the world, including war and other military actions, such as the current invasion of Ukraine, heightened inflation and other general concerns impacting the ability or desire of people to travel, have led, and may in the future lead, to a decline in demand for cruises, impacting our operating costs and profitability;
•	incidents concerning our ships, guests or the cruise vacation industry have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties and reputational damage;
•	factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could adversely affect our business;
•	inability to meet or achieve our sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them, may expose us to risks that may adversely impact our business;
•	breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	the loss of key employees, our inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs could have an adverse effect on our business and results of operations;
•	increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	we rely on supply chain vendors who are integral to the operations of our businesses. These vendors and service providers are also affected by COVID-19 and may be unable to deliver on their commitments which could impact our business;
•	fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2022 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on March 28, 2022 and June 29, 2022.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals (including climate change and environmental-related matters). In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of August 22, 2022, by and between Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee.
4.2	Form of 5.75% Convertible Senior Note due 2024 (included in Exhibit 4.1).
99.1	Press release of Carnival Corporation and Carnival plc dated August 22, 2022.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: August 22, 2022		Date: August 22, 2022